July 1, 2009

DREYFUS VARIABLE INVESTMENT FUND -Appreciation Portfolio Supplement to Statement of Additional Information dated May 1, 2009

     The following information supersedes and replaces any contrary information contained in the section of the Appreciation Portfolio’s Statement of Additional Information entitled “Management Arrangements - Expenses”:

     As compensation for its services as the Appreciation Portfolio’s investment adviser, effective on or about August 3, 2009 (the “Effective Date”), Dreyfus Variable Investment Fund (the “Company”) has agreed to pay The Dreyfus Corporation a monthly investment advisory fee at the annual rate of .5325% of the value of the Appreciation Portfolio’s average daily net assets.

     As compensation for its services as the Appreciation Portfolio’s sub-investment adviser, effective on the Effective Date, the Company has agreed to pay Fayez Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the Appreciation Portfolio’s average daily net assets.